UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 22, 2010 (March 19, 2010)

CardioGenics Holdings Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-28761	88-0380546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

6295 Northam Drive, Unit 8, Mississauga, Ontario, L4V 1W8
(Address of Principal Executive Offices)(Zip Code)
Registrant’s telephone number, including area code: 905.673.8501

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry Into Material Definitive Agreement

Item 9.01 Exhibits

SIGNATURE

Item 1.01 – Entry Into Material Definitive Agreement

On March 19, 2010, CardioGenics Holdings Inc., a Nevada corporation (the “Company”) and YA Global Master SPV Ltd., a Cayman Islands exempt limited partnership (“YA Global”) entered into a letter of agreement terminating, effective as of March 19, 2010, a certain Standby Equity Distribution Agreement dated March 12, 2009 between the Company and YA Global (the “SEDA”) and a certain Registration Rights Agreement dated March 12, 2009 also between the Company and YA Global (the “YA Letter Agreement”). The SEDA, by its terms, had not become effective as of the effective date of the termination.

The foregoing description of the YA Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the YA Letter Agreement filed as Exhibit 10.1 hereto, which is incorporated herein by reference.

The SEDA and the Registration Rights Agreement are also incorporated herein by reference to Exhibits 10.1 and 10.2 of the Company’s Current Report on Form 8-K filed with the SEC on March 13, 2009.

Item 9.01 Exhibits.

Index to Exhibits

10.1	Letter Agreement dated March 19, 2010 between CardioGenics Holdings Inc. and YA Global Master SPV Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDIOGENICS HOLDINGS INC.

By:	/s/ Yahia Gawad
	Name:	Yahia Gawad
	Title:	Chief Executive Officer

Dated: March 22, 2010